WAIVER AND AMENDMENT AGREEMENT

WAIVER AND AMENDMENT AGREEMENT, dated as of March 31, 2008 (this “Agreement”), among LEAF III A SPE, LLC, a Delaware limited liability company (“Borrower”), LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), as servicer (in such capacity, together with its successors and assigns, the “Servicer”), LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding”), LEAF EQUIPMENT LEASING INCOME FUND III, L.P., a Delaware limited partnership (“LEAF III”), the Required Lenders and MERRILL LYNCH BANK USA, a Utah industrial bank (“MLBUSA”), as administrative agent (together with its permitted successors in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, capitalized terms used herein shall have the meanings ascribed thereto in the Definitions and Rules of Construction attached as Appendix A to the Purchase and Sale Agreement, dated as of July 2, 2007, between LEAF Funding and LEAF III, as amended, supplemented or otherwise modified as of the date hereof;

WHEREAS, the Servicer, Borrower and LEAF III have requested, and the Required Lenders have agreed to a certain waiver as set forth below;

WHEREAS, the parties hereto intend to amend certain Transaction Documents on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Waiver.  The Required Lenders hereby grant a waiver of the requirement that LEAF III and Borrower comply with subsection (n) of the definition of Servicer Default for the fiscal quarter ending December 31, 2007, such waiver to be applicable solely with respect to such fiscal quarter.

SECTION 2. Amendment.

(a) As of the Effective Date, the Definitions and Rules of Construction attached to the Purchase and Sale Agreement as Appendix A is hereby amended to add, replace and otherwise revise (as the case may be) definitions in alphabetical order as follows:

(i) “Lenders”: the following is added after the term “Assignment Agreement”: “, a Support Agreement.”

(ii) “LIBO Rate Lender”: the following is added at the end of such definition: “and any Support Institution which provides credit or liquidity support to a CP Rate Lender under a Support Agreement.”

(iii) “Scheduled Maturity Date” means November 24, 2008.

(b) As of April 22, 2008, the Definitions and Rules of Construction attached to the Purchase and Sale Agreement as Appendix A shall be amended to add, replace and otherwise revise (as the case may be) definitions in alphabetical order as follows:

(i) “Alternate Fee Rate” means 3.00%, per annum.

(ii) “Facility Fee Rate” means 2.00%, per annum.

(iii) “Funded Rate”: clause (b) is deleted in its entirety and replaced with the following language:  “the Alternate Fee Rate or the Facility Fee Rate, whichever is then applicable.”

(c) As of April 22, 2008, Section 2.05(a)(ii)(y) of the Loan Agreement shall be deleted in its entirety and replaced with the following term:  “the Alternate Fee Rate.”

SECTION 3. Conditions Precedent to the Effectiveness of this Agreement.  This Agreement shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied, or waived by the Required Lenders, on or before such date:

(a) The Required Lenders shall have received this Agreement, executed and delivered by a duly Authorized Officer of each party hereto.

(b) As of the date hereof, the representations and warranties made herein by LEAF Funding, LEAF Financial, LEAF III and Borrower shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(c) No Potential Termination Event or Termination Event shall have occurred and be continuing or shall occur as a result of this Agreement.

SECTION 4. Representations and Warranties.  To induce the Required Lenders to enter into this Agreement, each of LEAF Funding, LEAF Financial, LEAF III and Borrower hereby represent and warrant to the Required Lenders as follows:

(a) Its execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of it.

(b) No Potential Termination Event or Termination Event has occurred and is continuing or shall occur as a result of this Agreement.

SECTION 5. Reference to and Effect on the Transaction Documents.  As of the Effective Date, any reference in any Transaction Document to the Definitions and Rules of Construction attached to the Purchase and Sale Agreement as Appendix A or the Loan Agreement shall be to such Definitions and Rules of Construction or Loan Agreement, respectively, as amended hereby.

SECTION 6. Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 7. Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. GOVERNING LAW AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEAF III A SPE, LLC, as Borrower

By:	_______________________

Name:

Title:

LEAF FINANCIAL CORPORATION, as Servicer

By:	_______________________

Name:

Title:

LEAF FUNDING, INC.

By:	_______________________

Name:

Title:

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

By: LEAF Asset Management LLC, its General Partner

By:	_______________________

Name:

Title:

ZANE FUNDING, LLC, as a CP Rate Lender and as Required Lender

By:	_______________________

Name:

Title:

MERRILL LYNCH BANK USA, as the Administrative Agent

By:	_______________________

Name:

Title: